Exhibit 10.1

SATISFACTION, TERMINATION AND RELEASE AGREEMENT

This SATISFACTION, TERMINATION AND RELEASE AGREEMENT (this “Agreement”) is dated as of April 6, 2009 between LEHMAN COMMERCIAL PAPER INC. (“Lender”), having an address at 1271 Avenue of the Americas, New York, NY 10020, and CAPITAL TRUST, INC. (“Borrower”), having an address at 410 Park Avenue, 14th Floor, New York, NY 10022.

RECITALS

WHEREAS, Lender and Borrower are parties to that certain Amended and Restated Loan and Security Agreement, dated as of September 10, 2008 (the “Loan Agreement”);

WHEREAS, the parties have agreed and consented to transfer to Lender all of Borrower’s right, title and interest in the Collateral (as defined in the Loan Agreement) and the Loan Documents (as defined in the Loan Agreement) in full satisfaction of the Borrower’s Obligations; and

WHEREAS, each of the parties hereto desire to terminate its respective right, title and interest in, to and under the Loan Agreement, the Note (as defined in the Loan Agreement) and the Loan Documents and to each release the other from all obligations and liabilities under the Loan Agreement and Note as set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by each of the parties), the parties hereby agree as follows:

1.             Satisfaction, Termination and Release.

(a)           Capitalized terms used herein and not defined herein shall have the respective meanings attributed thereto in the Loan Agreement.

(b)           Lender hereby proposes, and Borrower hereby consents, and Lender and Borrower hereby acknowledge, that (i) pursuant to that certain Assignment and Assumption Agreement dated the date hereof, Borrower transferred to Lender, and Lender accepted, all of Borrower’s right, title and interest in the Collateral (the “Transfer”) and (ii) the Transfer shall unconditionally and fully satisfy the Borrower’s Obligations in all respects, including, without limitation, Borrower’s obligations to pay the outstanding principal amount of the Advance and all other amounts owed to Lender under the Loan Agreement and the Note and other Loan Documents.  As such, Borrower shall have no further rights with respect to the Collateral or under the Loan Documents and no further obligations with respect to the Obligations, and Lender shall be entitled to all rights of ownership of the Collateral and shall have no further rights to collect or otherwise enforce the Obligations.

(c)           Lender and Borrower hereby acknowledge that the Loan Agreement, the Note and all other Loan Documents and the transactions contemplated thereby are hereby terminated and of no further force and effect and that (x) Lender and Borrower are each hereby released and discharged from all of their respective obligations or liabilities under the Loan Agreement, the Note and all other Loan Documents, and (y) the rights of Lender and Borrower under the Loan Agreement, the Note and all other Loan Documents are terminated.  Lender shall file a UCC Financing Statement Amendment to terminate UCC Financing Statement 0000000181346562 filed with the State of Maryland Department of Assessments and Taxation on June 24, 2008 naming Borrower as debtor and Lender as secured party.

2.             Representations and Warranties.  Each of the parties hereto represent and warrant to each other, that, as of the date hereof: (a) it has the requisite authority and power to enter into this Agreement and the transactions contemplated hereby, and (b) the execution and delivery of this Agreement has been duly authorized and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

3.             Further Assurances.  Each party hereto shall promptly execute and deliver, or to cause to be executed and delivered, all such instruments and to take all such actions as the other party may reasonably request to effectuate the intent and purposes, and to carry out the terms, of this Agreement.

4.             Counterparts.  This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Agreement in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof.

5.             Amendment.  This Agreement may not be amended or modified, except by an instrument in writing signed by the Lender and Borrower.

6.             Costs and Expenses.  Each of the parties hereto shall be liable for its own costs and expenses in connection with the preparation, negotiation, execution and performance of this Agreement.

7.             Severability.  The illegality, invalidity, or unenforceability of any provision of this Agreement under the law of any jurisdiction shall not affect its legality, validity or enforceability under the law of any other jurisdiction nor the legality, validity or enforceability of any other provision.

8.             Successors and Assigns.  The terms of this Agreement and the respective rights and obligations of the parties hereunder shall be binding upon, and inure to the benefit of, their respective successors and assigns.

9.             Governing Law; Waiver of Jury Trial. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PROVISIONS OF THE STATE OF NEW YORK.

 [Signature pages follow]

IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first written above.

LEHMAN COMMERCIAL PAPER INC., as Lender

By:	/s/ Jeffrey Fitts
	Name:	Jeffrey Fitts
	Title:	Authorized Signatory

[Signatures continue on the following page.]

CAPITAL TRUST, INC., as Borrower

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Chief Financial Officer